SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:


                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                  (EACH, A "FUND"; COLLECTIVELY, THE "FUNDS")
                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 426-3750

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 26, 2004

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of the Funds (the "Meeting") will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 26, 2004, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.   To elect Trustees of the Funds as outlined below:

     (a) Colonial High Income Municipal Trust:

        (i) Five Trustees to be elected by the holders of common shares of beneficial interest, no par value (the "Common Shares") and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares") of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (b) Colonial Investment Grade Municipal Trust:

        (i) Five Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

G-60/723R-0404

     (c) Colonial InterMarket Income Trust I: Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.

     (d) Colonial California Insured Municipal Fund:

        (i) Five Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (e) Colonial Insured Municipal Fund:

        (i) Five Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (f) Colonial New York Insured Municipal Fund:

        (i) Five Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (g) Colonial Municipal Income Trust:

        (i) Five Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (h) Colonial Intermediate High Income Fund: Five Trustees to be elected by the holders of shares of beneficial interest of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjourned session of the Meeting.

The Boards of Trustees have fixed the close of business on March 10, 2004, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Boards of Trustees,

David A. Rozenson
Secretary of the Funds

YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

April 28, 2004

                                PROXY STATEMENT

              COLONIAL CALIFORNIA INSURED MUNICIPAL FUND (CCAIMF)
                  COLONIAL HIGH INCOME MUNICIPAL TRUST (CHIMT)
                     COLONIAL INSURED MUNICIPAL FUND (CIMF)
                  COLONIAL INTERMARKET INCOME TRUST I (CIITI)
                 COLONIAL INTERMEDIATE HIGH INCOME FUND (CIHIF)
               COLONIAL INVESTMENT GRADE MUNICIPAL TRUST (CIGMT)
                     COLONIAL MUNICIPAL INCOME TRUST (CMIT)
               COLONIAL NEW YORK INSURED MUNICIPAL FUND (CNYIMF)

                        ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 26, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 26, 2004, at 10:00 a.m. Boston time and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 28, 2004, of the Notice of Annual Meetings, this Proxy Statement and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone, or personal interview by officers and Trustees of the Funds and officers and employees of the Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia" or the "Adviser") and/or its affiliates. Columbia is located at One Financial Center, Boston, Massachusetts 02111-2621. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses incurred in connection with preparing this Proxy Statement and soliciting proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

1.(A) COLONIAL HIGH INCOME MUNICIPAL TRUST

Messrs. Mayer, Nelson, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Mayer, Nelson and Theobald will each serve for three years and Messrs Simpson and Woolworth will each serve for one year or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006          2007
----               ----          ----
Mr. Lowry      Ms. Kelly     Mr. Mayer
Mr. Neuhauser  Ms. Verville  Mr. Nelson
Mr. Simpson                  Mr. Theobald
Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Mayer, Nelson, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(B) COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Messrs. Mayer, Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Mayer, Neuhauser, Theobald and Woolworth will each serve for three years and Mr. Simpson will serve for two years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006           2007
----               ----           ----
Mr. Lowry      Ms. Kelly      Mr. Mayer
Mr. Nelson     Mr. Simpson    Mr. Neuhauser
Ms. Verville                  Mr. Theobald
                              Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Mayer, Neuhauser, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(C) COLONIAL INTERMARKET INCOME TRUST I

Messrs. Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund. Messrs. Neuhauser, Theobald and Woolworth will each serve for three years and Mr. Simpson will serve for two years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005              2006           2007
----              ----           ----
Mr. Lowry     Mr. Hacker     Mr. Neuhauser
Mr. Mayer     Ms. Kelly      Mr. Theobald
Mr. Stitzel   Mr. Nelson     Mr. Woolworth
Ms. Verville  Mr. Simpson

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(D) COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Verville and Messrs. Neuhauser and Theobald will each serve for three years or until a successor is elected. Mr. Simpson will serve for one year and Mr. Woolworth will serve for two years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006           2007
----               ----           ----
Ms. Kelly      Mr. Lowry      Mr. Neuhauser
Mr. Simpson    Mr. Mayer      Mr. Theobald
               Mr. Nelson     Ms. Verville
               Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(E) COLONIAL INSURED MUNICIPAL FUND

Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Verville and Messrs. Neuhauser and Theobald will each serve for three years or until a successor is elected. Mr. Simpson will serve for one year and Mr. Woolworth will serve for two years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006           2007
----               ----           ----
Ms. Kelly      Mr. Lowry      Mr. Neuhauser
Mr. Simpson    Mr. Mayer      Mr. Theobald
               Mr. Nelson     Ms. Verville
               Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and

Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(F) COLONIAL NEW YORK INSURED MUNICIPAL FUND

Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Verville and Messrs. Neuhauser and Theobald will each serve for three years or until a successor is elected. Mr. Simpson will serve for one year and Mr. Woolworth will serve for two years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006           2007
----               ----           ----
Ms. Kelly      Mr. Lowry      Mr. Neuhauser
Mr. Simpson    Mr. Mayer      Mr. Theobald
               Mr. Nelson     Ms. Verville
               Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Verville and Messrs. Neuhauser, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(G) COLONIAL MUNICIPAL INCOME TRUST

Messrs. Lowry, Neuhauser, Simpson, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Lowry, Neuhauser and Theobald will each serve for three years or until a successor is elected. Messrs. Simpson and Woolworth will each serve for two years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005           2006           2007
----           ----           ----
Mr. Mayer      Ms. Kelly      Mr. Lowry
Ms. Verville   Mr. Nelson     Mr. Neuhauser
               Mr. Woolworth  Mr. Simpson
                              Mr. Theobald

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Neuhauser, Simpson, Theobald and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(H) COLONIAL INTERMEDIATE HIGH INCOME FUND

Ms. Verville and Messrs. Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund. Ms. Verville and Messrs Simpson, Stitzel and Theobald will each serve for three years or until a successor is elected. Mr. Woolworth will serve for one year or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2005               2006           2007
----               ----           ----
Mr. Lowry      Mr. Hacker     Mr. Stitzel
Mr. Mayer      Ms. Kelly      Mr. Theobald
Mr. Nelson     Mr. Neuhauser  Mr. Simpson
Mr. Woolworth                 Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

TRUSTEES' COMPENSATION

The members of each Fund's Board of Trustees also serve as Trustees on the boards for all other funds within the "Funds Complex." As of December 31, 2003, the Funds Complex consisted of 107 open-end funds and 15 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Funds Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Funds Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2003, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Funds Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees of each Fund (the "Board") is responsible for the overall management and supervision of that Fund's affairs and for protecting the interests of the Fund's shareholders. For the fiscal year ended October 31, 2003, CIHIF held 7 meetings (6 regular joint Board meetings and 1 special joint Board meetings). (CIHIF has since changed its fiscal year end to November 30.) For the fiscal year ended November 30, 2003, each other Fund held 8 meetings (6 regular joint Board meetings and 2 special joint Board meetings). The Funds do not have a formal policy on Trustee attendance at the annual meetings of shareholders, but encourage such attendance. One Trustee attended the Funds' 2003 annual meetings.

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by the Board and each committee during the last fiscal year.

1. AUDIT COMMITTEE

Each Fund has an Audit Committee (the "Audit Committee") comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX")), who are also not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise.

On February 10, 2004, the Audit Committee adopted a revised written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter is attached as Appendix F. The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent auditors. The Audit Committee also serves to provide an open avenue of communication between the independent accountants, Columbia's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of: (1) the integrity of each Fund's financial statements, (2) each Fund's compliance with legal and regulatory requirements,
(3) the independent accountants' qualifications and independence, (4) the performance of the Adviser's internal audit function, and (5) the independent accountants. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

AUDIT COMMITTEE REPORT

At a meeting of the Audit Committees on January 12, 2004, the Audit Committees:
(i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Funds' independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. At a meeting of the Audit Committees on February 10, 2004, the Audit Committees obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to the independent accountants' independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as independent accountants for the Funds for the fiscal year ending November 30, 2004. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by these committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. The Governance Committee has not adopted a Charter.

The Funds have no nominating or compensation committee. Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are "Independent Trustees" (as defined in the NYSE and AMEX listing standards) and are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards in relation to the Fund, and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of a Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee. However, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

                                                            NUMBER OF
                                                         CCAIMF, CHIMT,
                                                          CIMF, CIITI,
                                                          CIGMT, CMIT,
                                   NUMBER OF CIHIF       CNYIMF MEETINGS
                                 MEETINGS FOR FISCAL     FOR FISCAL YEAR
                                     YEAR ENDED               ENDED
                                  OCTOBER 31, 2003      NOVEMBER 30, 2003
                                 -------------------    -----------------
Board of Trustees                         7                      8
Audit Committee                          10                     10
Governance Committee                      5                      5
Advisory Fees & Expenses
  Committee                               5                      5

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

Effective May 6, 2003, the Audit Committee is required to pre-approve the engagement of the Funds' independent accountants to provide audit and non-audit services to each Fund and non-audit services to Columbia (not including any subadviser whose role is primarily portfolio management and is contracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with Columbia that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Funds' Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to Columbia and Columbia Affiliates, if the engagement relates directly to the operations or financial reporting of the Funds. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent accountants are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the

Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. The general pre-approval and related fees will cover the period from July 1 through June 30 of the following year. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO INDEPENDENT ACCOUNTANTS

The following table sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements, and, for all Funds other than CIITI and CIHIF, procedures relating to reports required by rating agencies; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. CIHIF audit-related fees reported in 2002 also include amounts paid for procedures relating to reports required by lending entities. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Funds in the fiscal years ended October 31, 2003 and November 30, 2003 were pre-approved by the Audit Committee. There were no amounts (including amounts related to non-audit services provided prior to May 6, 2003 that would have been subject to pre-approval if the requirement to pre-approve non-audit services had been in effect) that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and November 30, 2003.

There were no amounts billed by PwC in the fiscal years ended October 31, 2003 and November 30, 2003 for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of the Funds. Accordingly, there were no amounts (including amounts related to non-audit services provided prior to May 6, 2003 that would have been subject to pre-approval if the requirement to pre-approve non-audit services had been in effect) that were approved by the Audit Committee pursuant to the de minimis exception with respect to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of the Funds.

                               AUDIT    AUDIT-RELATED    TAX     ALL OTHER
                               FEES         FEES         FEES      FEES
                              -------   -------------   ------   ---------
CCAIMF                 2002   $22,780      $8,500       $3,300      $0
                       2003   $23,610      $7,400       $3,371      $0
CHIMT                  2002   $27,475      $8,500       $2,500      $0
                       2003   $28,460      $7,400       $3,071      $0
CIMF                   2002   $22,780      $8,500       $3,300      $0
                       2003   $23,610      $7,400       $3,371      $0
CIITI                  2002   $29,355      $2,000       $2,300      $0
                       2003   $30,220      $4,000       $2,500      $0
CIHIF(1)               2002   $34,190      $3,500       $2,500      $0
                       2003   $34,970      $4,000       $2,600      $0
CIGMT                  2002   $23,645      $8,500       $3,000      $0
                       2003   $24,490      $7,400       $3,071      $0
CMIT                   2002   $27,475      $8,500       $3,000      $0
                       2003   $28,460      $7,400       $3,071      $0
CNYIMF                 2002   $22,780      $8,500       $3,300      $0
                       2003   $23,610      $7,400       $3,371      $0

---------------

(1) Colonial Intermediate High Income Fund amounts are for the fiscal years ended October 31, 2003 and October 31, 2002. The Fund changed its year-end to November 30, 2003 and fees for that period are as follows: Audit, $17,485; Audit-Related, $0; Tax, $2,600; All Other, $0.

The aggregate amount of fees paid for non-audit services billed to the Funds, Columbia and Columbia Affiliates was $79,700 in the fiscal year ended November 30, 2002 (October 31, 2002 for CIHIF) and $76,826 for the fiscal year ended November 30, 2003 (October 31, 2003 for CIHIF).

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

MANAGEMENT

Columbia, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia is a wholly owned subsidiary of Columbia Management Group, Inc., ("CMG"), which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston, a U.S. financial holding company. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, CMA and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

Columbia and Columbia Funds Distributor, Inc. ("CFDI") and certain of their affiliates have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. None of the entities involved has uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15,

2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia and certain of its affiliates have agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of mutual fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on March 10, 2004, are entitled to one vote for each share held on that date and holders of Common Shares are entitled to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of the close of business on March 10, 2004, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix E lists the holders of more than five percent of any class of shares of each Fund as of the close of business on March 10, 2004, based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of March 10, 2004.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the nominees for election as Trustees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of CCAIMF, CIMF, CNYIMF and CMIT, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund. For each of CHIMT, CIGMT, CIHIF and CIITI, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

The election of Trustees is by a plurality of votes cast at the Meeting. Only shareholders of record on March 10, 2004, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Under the proxy rules of the SEC, shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholders' meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2005 Annual Meeting must be received by the relevant Fund on or before December 23, 2004. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2005 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or before March 8, 2005. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds' Trustees and officers, persons who own more than ten percent of a Fund's outstanding shares and certain officers and directors of the Fund's adviser (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them except Patrick J. Simpson (no holdings) and Richard L. Woolworth (no holdings).

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A -- TRUSTEE AND OFFICER INFORMATION

The names and ages of the Trustees and executive officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee and officer is One Financial Center, Boston, MA 02111-2621.

TRUSTEES

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee       CHIMT -- 2000        Executive Vice                      119
(Age 48)                                CIGMT -- 2000        President-Strategy of United
                                        CIITI -- 2000        Airlines (airline) since
                                        CCAIMF -- 2000       December, 2002 (formerly
                                        CIMF -- 2000         President of UAL Loyalty
                                        CNYIMF -- 2000       Services (airline) from
                                        CMIT -- 2000         September, 2001 to December,
                                        CIHIF -- 2000        2002; Executive Vice President
                                                             and Chief Financial Officer of
                                                             United Airlines from March,
                                                             1993 to September, 2001;
                                                             Senior Vice President and
                                                             Chief Financial Officer of
                                                             UAL, Inc. prior thereto).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                      None
(Age 48)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Janet Langford Kelly      Trustee       CHIMT -- 2000        Executive Vice President-           119
(Age 46)                                CIGMT -- 2000        Corporate Development and
                                        CIITI -- 2000        Administration, General
                                        CCAIMF -- 2000       Counsel and Secretary, Kellogg
                                        CIMF -- 2000         Company (food manufacturer)
                                        CNYIMF -- 2000       since September, 1999; Senior
                                        CMIT -- 2000         Vice President, Secretary and
                                        CIHIF -- 2000        General Counsel, Sara Lee
                                                             Corporation (branded,
                                                             packaged, consumer-products
                                                             manufacturer) from January,
                                                             1995 to September, 1999.
Richard W. Lowry(2)       Trustee       CHIMT -- 1995        Private Investor since August,      121
(Age 68)                                CIGMT -- 1995        1987 (formerly Chairman and
                                        CIITI -- 1995        Chief Executive Officer, U.S.
                                        CCAIMF -- 1999       Plywood Corporation (building
                                        CIMF -- 1999         products manufacturer)).
                                        CNYIMF -- 1999
                                        CMIT -- 1995
                                        CIHIF -- 1995


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Janet Langford Kelly                   None
(Age 46)
Richard W. Lowry(2)                    None
(Age 68)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Charles R. Nelson         Trustee       CHIMT -- 2000        Professor of Economics,             119
(Age 61)                                CIGMT -- 2000        University of Washington,
                                        CIITI -- 2000        since January, 1976; Ford and
                                        CCAIMF -- 2000       Louisa Van Voorhis Professor
                                        CIMF -- 2000         of Political Economy,
                                        CNYIMF -- 2000       University of Washington,
                                        CMIT -- 2000         since September, 1993;
                                        CIHIF -- 2000        Director, Institute for
                                                             Economic Research, University
                                                             of Washington, since
                                                             September, 2001; Adjunct
                                                             Professor of Statistics,
                                                             University of Washington,
                                                             since September, 1980;
                                                             Associate Editor, Journal of
                                                             Money Credit and Banking,
                                                             since September, 1993; Trustee
                                                             of the Columbia Funds since
                                                             July, 2002; consultant on
                                                             econometric and statistical
                                                             matters.
John J. Neuhauser(2)(3)   Trustee       CHIMT -- 1985        Academic Vice President and         122
(Age 61)                                CIGMT -- 1985        Dean of Faculties since
                                        CIITI -- 1989        August, 1999, Boston College
                                        CCAIMF -- 1999       (formerly Dean, Boston College
                                        CIMF -- 1999         School of Management from
                                        CNYIMF -- 1999       September, 1977 to September,
                                        CMIT -- 1985         1999).
                                        CIHIF -- 1985


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Charles R. Nelson                      None
(Age 61)
John J. Neuhauser(2)(3)       Saucony, Inc. (athletic
(Age 61)                    footwear); SkillSoft Corp.
                                   (e-Learning).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Thomas E. Stitzel         Trustee       CHIMT -- 1998        Business Consultant since 1999      119
(Age 68)                                CIGMT -- 1998        (formerly Professor of Finance
                                        CIITI -- 1998        from 1975 to 1999 and Dean
                                        CCAIMF -- 1999       from 1977 to 1991, College of
                                        CIMF -- 1999         Business, Boise State
                                        CNYIMF -- 1999       University); Chartered
                                        CMIT -- 1998         Financial Analyst.
                                        CIHIF -- 1998
Thomas C. Theobald(4)     Trustee       CHIMT -- 2000        Managing Director, William          119
(Age 67)                                CIGMT -- 2000        Blair Capital Partners
                                        CIITI -- 2000        (private equity investing)
                                        CCAIMF -- 2000       since September, 1994
                                        CIMF -- 2000         (formerly Chief Executive
                                        CNYIMF -- 2000       Officer and Chairman of the
                                        CMIT -- 2000         Board of Directors,
                                        CIHIF -- 2000        Continental Bank Corporation).
Anne-Lee Verville(3)      Trustee       CHIMT -- 1998        Author and speaker on               120
(Age 58)                                CIGMT -- 1998        educational systems needs
                                        CIITI -- 1998        (formerly General Manager,
                                        CCAIMF -- 1999       Global Education Industry from
                                        CIMF -- 1999         1994 to 1997, and President,
                                        CNYIMF -- 1999       Applications Solutions
                                        CMIT -- 1998         Division from 1991 to 1994,
                                        CIHIF -- 1998        IBM Corporation (global
                                                             education and global
                                                             applications)).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas E. Stitzel                      None
(Age 68)
Thomas C. Theobald(4)     Anixter International (network
(Age 67)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                          services) and MONY Group (life
                                    insurance).
Anne-Lee Verville(3)         Chairman of the Board of
(Age 58)                   Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Patrick J. Simpson        Trustee       CHIMT -- 2003        Partner, Perkins Cole, L.L.P.       119
(Age 60)                                CIGMT -- 2003        (law firm) 1988-present.
                                        CIITI -- 2003
                                        CCAIMF -- 2003
                                        CIMF -- 2003
                                        CNYIMF -- 2003
                                        CMIT -- 2003
                                        CIHIF -- 2003
Richard L. Woolworth      Trustee       CHIMT -- 2003        Retired since December, 2003        119
(Age 63)                                CIGMT -- 2003        (formerly Chairman and Chief
                                        CIITI -- 2003        Executive Officer, The Regence
                                        CCAIMF -- 2003       Group (regional health
                                        CIMF -- 2003         insurer) 1971-2003; Chairman
                                        CNYIMF -- 2003       and Chief Executive Officer,
                                        CMIT -- 2003         Blue Cross and Blue Shield of
                                        CIHIF -- 2003        Oregon 1971-2003; Certified
                                                             Public Accountant, Arthur
                                                             Young & Company 1963-1971).
INTERESTED TRUSTEES
William E. Mayer(2)(5)    Trustee       CHIMT -- 1994        Managing Partner, Park Avenue       121
(Age 64)                                CIGMT -- 1994        Equity Partners (private
                                        CIITI -- 1994        equity fund) since February,
                                        CCAIMF -- 1999       1999 (formerly Founding
                                        CIMF -- 1999         Partner, Development Capital
                                        CNYIMF -- 1999       LLC from November, 1996 to
                                        CMIT -- 1994         February, 1999; Dean and
                                        CIHIF -- 1994        Professor, College of Business
                                                             and Management, University of
                                                             Maryland from October, 1992 to
                                                             November, 1996).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Patrick J. Simpson                     None
(Age 60)
Richard L. Woolworth         NW Natural (a natural gas
(Age 63)                        service provider).
INTERESTED TRUSTEES
William E. Mayer(2)(5)    Lee Enterprises (print media);
(Age 64)                   WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Systech Retail
                             Systems (retail industry
                           technology provider); Readers
                                Digest (publisher).

(1) In December, 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups consisting of 88 investment companies (collectively, the "Liberty Board"). On October 8, 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds, consisting of 15 investment companies (the "Columbia Board"), and of the CMG Fund Trust consisting of 20 investment companies (the "CMG Funds Board"). Simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were elected to serve as trustees of the Liberty Board and as trustees of each of the Funds. Also on October 8, 2003, each of the Funds' incumbent trustees were elected as directors of the 15 Columbia Funds and as trustees of the 20 Funds in the CMG Fund Trust.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of the Adviser.

(3) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Adviser.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(5) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co.

                                          YEAR FIRST ELECTED
                          POSITION WITH    OR APPOINTED TO
NAME/AGE AND ADDRESS          FUNDS             OFFICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  -------------   ------------------   ------------------------------------------------------------
Vicki L. Benjamin         Chief           CHIMT -- 2001        Controller of the Liberty Funds (88 investment companies)
(Age 42)                  Accounting      CIGMT -- 2001        and Liberty All-Star Funds (2 investment companies) since
                          Officer since   CIITI -- 2001        June, 2002; Chief Accounting Officer of the Liberty Funds
                          June 20,        CCAIMF -- 2001       and Liberty All-Star Funds since June, 2001; Controller and
                          2001;           CIMF -- 2001         Chief Accounting Officer of the Galaxy Funds (15 investment
                          Controller      CNYIMF -- 2001       companies) since September, 2002 (formerly Vice President,
                          since May 8,    CMIT -- 2001         Corporate Audit, State Street Bank and Trust Company from
                          2002            CIHIF -- 2000        May, 1998 to April, 2001, Audit Manager from July, 1994 to
                                                               June, 1997 and Senior Audit Manager from July, 1997 to May,
                                                               1998, Coopers & Lybrand, LLP).
J. Kevin Connaughton      President       CHIMT -- 2000        President and Treasurer of the Columbia Funds (15 investment
(Age 39)                  since           CIGMT -- 2000        companies), Liberty Funds (88 investment companies) and
                          February 27,    CIITI -- 2000        Liberty All-Star Funds (2 investment companies) since
                          2004;           CCAIMF -- 2000       February 2004 and December, 2000, respectively; Chief
                          Treasurer       CIMF -- 2000         Financial Officer of the Columbia Funds since January, 2003
                          since           CNYIMF -- 2000       (formerly Controller of the Columbia Funds, Liberty Funds
                          December 14,    CMIT -- 2000         and of the Liberty All-Star Funds from February, 1998 to
                          2000            CIHIF -- 2000        October, 2000); Treasurer of the Stein Roe Funds (13
                                                               investment companies) since February, 2001 (formerly
                                                               Controller from May, 2000 to February, 2001); Treasurer of the Galaxy Funds (15 investment companies) since September,
                                                               2002 (formerly Vice President from April, 2000 to January,
                                                               2001); Treasurer of the Columbia Management Multi-Strategy
                                                               Hedge Fund, LLC since December, 2002; Vice President of
                                                               Columbia Management Advisors, Inc. since April, 2003
                                                               (formerly Vice President of Colonial from February, 1998 to
                                                               October, 2000; Senior Tax Manager, Coopers & Lybrand, LLP
                                                               from April, 1996 to January, 1998).
David A. Rozenson         Secretary       CHIMT -- 2003        Secretary of the Columbia Funds (15 investment companies),
(Age 49)                  since           CIGMT -- 2003        Liberty Funds (88 investment companies), and of Liberty
                          December 10,    CIITI -- 2003        All-Star Funds (2 investment companies) since December,
                          2003            CCAIMF -- 2003       2003; Senior Counsel, Bank of America Corporation (formerly
                                          CIMF -- 2003         Fleet Boston Financial Corporation) since January, 1996;
                                          CNYIMF -- 2003       Associate General Counsel, Columbia Management Group since
                                          CMIT -- 2003         November, 2002.
                                          CIHIF -- 2003

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2003, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)           DECEMBER 31, 2003
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $115,500
Janet Langford Kelly               N/A                       $101,500
Richard W. Lowry                   N/A                       $128,150
Salvatore Macera(2)                N/A                       $ 56,500
Charles R. Nelson                  N/A                       $155,073
John J. Neuhauser                  N/A                       $143,568
Patrick J. Simpson(3)              N/A                       $ 64,234
Thomas E. Stitzel                  N/A                       $103,500
Thomas C. Theobald(4)              N/A                       $110,250
Anne-Lee Verville(4)               N/A                       $128,250
Richard L. Woolworth(3)            N/A                       $ 64,234
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $133,150

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(3) Messrs. Simpson and Woolworth were elected to the Board of each Fund on October 8, 2003.

(4) During the calendar year ended December 31, 2003, Ms. Verville deferred $53,250 of her total compensation pursuant to the deferred compensation plan and Mr. Theobald deferred $50,750 of his total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For the fiscal year ended November 30, 2003 (October 31, 2003 for CIHIF), the Trustees received from each Fund the following compensation for serving as
Trustees:

                             AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                             FROM CHIMT       FROM CIGMT       FROM CIITI      FROM CCAIMF       FROM CIMF       FROM CNYIMF
                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE         11/30/03         11/30/03         11/30/03         11/30/03         11/30/03         11/30/03
---------------------      --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker              $1,381           $1,012           $1,018            $674             $765             $432
Janet Langford Kelly            1,249              912              919             606              690              423
Richard W. Lowry                1,274              928              935             615              596              424
Salvatore Macera(a)               874              626              626             396              455              226
Charles R. Nelson               1,378            1,007            1,014             669              759              474
John J. Neuhauser               1,428            1,048            1,054             699              792              502
Patrick J. Simpson(b)               0                0                0               0                0                0
Thomas E. Stitzel               1,249              912              919             606              690              423
Thomas C. Theobald(c)           1,330              974              980             649              738              455
Anne-Lee Verville(d)            1,520            1,113            1,119             740              839              532
Richard L. Woolworth(b)             0                0                0               0                0                0
INTERESTED TRUSTEE
-------------------------
William E. Mayer                1,326              974              974             645              733              452

                             AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION
                             FROM CMIT        FROM CIHIF
                           FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE         11/30/03         10/31/03
---------------------      --------------   --------------
Douglas A. Hacker               $878             $657
Janet Langford Kelly             788              589
Richard W. Lowry                 797              596
Salvatore Macera(a)              435              384
Charles R. Nelson                870              651
John J. Neuhauser                912              682
Patrick J. Simpson(b)              0                0
Thomas E. Stitzel                682              589
Thomas C. Theobald(c)            739              631
Anne-Lee Verville(d)             867              721
Richard L. Woolworth(b)            0                0
INTERESTED TRUSTEE
-------------------------
William E. Mayer                 840              631

(a) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.
(b) Messrs. Simpson and Woolworth were elected to the Board of each Fund on October 8, 2003.
(c) During the fiscal year ended November 30, 2003 (October 31, 2003 for CIHIF), Mr. Theobald deferred $658 from CHIMT, $474 from CIGMT, $474 from CIITI, $305 from CCAIMF, $351 from CIMF, $455 from CNYIMF, $560 from CMIT and $294 from CIHIF.
(d) During the fiscal year ended November 30, 2003 (October 31, 2003 for CIHIF), Ms. Verville deferred $688 from CHIMT, $585 from CIGMT, $496 from CIITI, $319 from CCAIMF, $586 from CIMF, $206 from CNYIMF, $586 from CMIT and $308 from CIHIF.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003 (i) in each of the Funds, and (ii) in all Funds overseen by the Trustees in the Fund Complex.

                          DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE
                           OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY
                           SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES
                          OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE
DISINTERESTED TRUSTEES       CCAIMF         CHIMT           CIMF          CIITI          CIHIF          CIGMT           CMIT
----------------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------
Douglas A. Hacker.......       $0             $0             $0             $0             $0             $0             $0
Janet Langford Kelly....       $0             $0             $0             $0             $0             $0             $0
Richard W. Lowry(a).....       $0             $0             $0             $0             $0             $0             $0
Charles R. Nelson.......       $0             $0             $0             $0             $0             $0             $0
John J. Neuhauser(a)....       $0             $0             $0             $0             $0             $0             $0
Patrick J. Simpson(b)...       $0             $0             $0             $0             $0             $0             $0
Thomas E. Stitzel.......       $0             $0             $0             $0             $0             $0             $0
Thomas C. Theobald......       $0             $0             $0             $0             $0             $0             $0
Anne-Lee Verville(c)....       $0             $0             $0             $0             $0             $0             $0
Richard L.
  Woolworth(b)..........       $0             $0             $0             $0             $0             $0             $0
INTERESTED TRUSTEES
William E. Mayer(a).....       $0             $0             $0             $0             $0             $0             $0

                          DOLLAR RANGE   AGGREGATE DOLLAR RANGE
                           OF EQUITY     OF EQUITY SECURITIES IN
                           SECURITIES     ALL FUNDS OVERSEEN BY
                          OWNED IN THE         TRUSTEE IN
DISINTERESTED TRUSTEES       CNYIMF           FUND COMPLEX
----------------------    ------------   -----------------------
Douglas A. Hacker.......       $0            Over $100,000
Janet Langford Kelly....       $0            Over $100,000
Richard W. Lowry(a).....       $0            Over $100,000
Charles R. Nelson.......       $0            Over $100,000
John J. Neuhauser(a)....       $0            Over $100,000
Patrick J. Simpson(b)...       $0           $50,001-$100,000
Thomas E. Stitzel.......       $0           $50,001-$100,000
Thomas C. Theobald......       $0            Over $100,000
Anne-Lee Verville(c)....       $0            Over $100,000
Richard L.
  Woolworth(b)..........       $0            Over $100,000
INTERESTED TRUSTEES
William E. Mayer(a).....       $0           $50,001-$100,000

(a) Messrs. Lowry, Mayer and Neuhauser also serves as Trustees/Directors of the All-Star Funds.

(b) Messrs. Simpson and Woolworth were elected to the Board of each Fund on October 8, 2003.

(c) Ms. Verville's share ownership is held in her deferred compensation plan.

TRUSTEE POSITIONS

As of December 31, 2003, no disinterested Trustee or any of his or her immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Columbia Management Advisers, Inc., another investment adviser, sub-adviser or portfolio manager of any of the Funds in the Fund Complex, or any person controlling, controlled by or under common control with any such entity.

APPENDIX D -- SHARES OUTSTANDING AND ENTITLED TO VOTE

As of the close of business on March 10, 2004, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interest:

FUND                                 COMMON SHARES    PREFERRED SHARES
----                                ---------------   ----------------
CCAIMF                               2,780,442.1183          978
CHIMT                               31,125,991.0000        4,800
CIMF                                 4,249,262.6670        1,492
CIITI                               11,009,000.0000          N/A
CIHIF                               20,986,677.6760          N/A
CIGMT                               11,509,000.0000        2,400
CMIT                                27,698,884.9820        3,600
CNYIMF                               1,613,723.6670          564

APPENDIX E -- OWNERSHIP OF SHARES

As of the close of business on March 10, 2004, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

                                                 # OF     % OF CLASS
        CLASS OF       NAME AND ADDRESS         SHARES    OF SHARES
FUND     SHARES       OF BENEFICIAL OWNER       OWNED       OWNED
----    --------   -------------------------  ----------  ----------
CCAIMF  Common     CEDE & CO Fast Depository   2,681,313    96.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CHIMT   Common     CEDE & CO Fast Depository  27,734,511    89.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CIMF    Common     CEDE & CO Fast Depository   4,165,133    98.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CIITI   N/A        CEDE & CO Fast Depository   9,880,453    90.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CIHIF   N/A        Cede & CO Fast Depository  19,432,977    92.60%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CIGMT   Common     Cede & CO Fast Depository  10,163,106    88.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CMIT    Common     CEDE & CO Fast Depository  23,698,770    86.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004
CNYIMF  Common     CEDE & CO Fast Depository   1,593,932    99.00%
                   Trust Company
                   55 Water St. 25th Floor
                   New York, NY 10004

APPENDIX F -- AUDIT COMMITTEE CHARTER

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                            AUDIT COMMITTEE CHARTER
                          adopted on February 10, 2004

I.   PURPOSE

     This Charter has been adopted by the Audit Committee of the Board of Directors/Trustees (the "Board") of each investment company in the Columbia Family of Funds complex. The portfolio(s) of any such investment company are referred to as the "Fund(s)." The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, and the work of the Funds' independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Funds' investment adviser (the "Adviser") and the Board.

     - Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

     - The independent auditors have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Funds' accounting and reporting practices.

     The Audit Committee shall assist Board oversight of (1) the integrity of the Funds' financial statements, (2) the Funds' compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the

     Adviser's internal audit function and independent auditors. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Funds' financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more independent Board members. For purposes of this Charter, a Board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Funds, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except for services as a Board member, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) in the case of a Fund whose shares are listed on the New York Stock Exchange, Inc. (the "NYSE") or another stock exchange, meets the independence requirements set forth in NYSE Rule 303.01(B)(3) or the applicable rule of such exchange.

     Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III. MEETINGS

     The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     A. CHARTER. Review this Charter annually and recommend any proposed changes to the Board.

     B.  INTERNAL CONTROLS.

        1. Review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Funds' system of internal controls.

        2.   Review with management and the independent auditors:

                a. any significant audit findings related to the Funds' systems for accounting, reporting and internal controls; and

                b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     C.  INDEPENDENT AUDITORS.

        1. SELECTION AND OVERSIGHT. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent auditors shall report directly to the Audit Committee.

        2. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE FUNDS. Except as provided below, pre-approve any engagement of the Funds' independent auditors to provide any services to the Funds (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit

             Committee is informed of each such service).(1) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

                The independent auditors shall not perform any of the following non-audit services for any Fund ("prohibited non-audit services"):

                a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

                b.   Financial information systems design and implementation;

                c. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

                d.   Actuarial services;

                e.   Internal audit outsourcing services;

                f.   Management functions or human resources;

                g. Broker or dealer, investment adviser or investment banking services;

                h.   Legal services or expert services unrelated to the audit;
                     and

------------------------------
(1) Pre-approval of non-audit services to a Fund is not required, if: a. the services were not recognized by management at the time of the engagement as non-audit services; b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent auditors during the fiscal year in which the non-audit services are provided; and c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

                i. Any other services that the Public Company Accounting Oversight Board determines are impermissible.

        3. PRE-APPROVAL OF CERTAIN NON-AUDIT SERVICES TO THE ADVISER AND ITS AFFILIATES. Except as provided below, pre-approve any engagement of the Funds' independent auditors to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds if the engagement relates directly to the operations or financial reporting of the Funds, including the fees and other compensation to be paid to the independent auditors.(1) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

        4. AUDITOR INDEPENDENCE. On an annual basis, request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the auditors have

------------------------------
(1) Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if: a. the services were not recognized by management at the time of the engagement as non-audit services; b. the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Funds, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

    with the Funds, management, any affiliates and any material service provider to the Funds and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself as to the independent auditors' independence.

        5. AUDIT SCOPE. On an annual basis, meet with the independent auditors and management to review the arrangements for and scope of the proposed audits for the current year and the audit procedures to be utilized.

        6. AUDIT RESULTS. On an annual basis at the conclusion of the audit, meet with the independent auditors and management to review the audit results, including any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Funds, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

        7. MANAGEMENT LETTER. Review any management letter prepared by the independent auditors and management's response to any such letter.

        8. AUDITOR REPORT. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the independent auditors' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

D.  FINANCIAL REPORTING PROCESSES.

        Meet separately and periodically with management and the independent auditors, and, if the Audit Committee so desires, with internal auditors (or other personnel responsible for the internal audit function), and review the matters that the auditors believe should be communicated to the Committee in accordance with auditing professional standards.

E.  CLOSED-END FUNDS.  With respect to any closed-end Fund:

        1. FINANCIAL STATEMENTS. Review with management and the independent auditors the Fund's audited annual financial statements and quarterly unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

        2. PRESS RELEASES. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

        3. AUDIT COMMITTEE REPORT. Prepare an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement.

F.   AUTHORITY.

        1. INFORMATION. Have direct access to management and personnel responsible for the Funds' accounting and financial reporting and for the Funds' internal controls, as well as to the independent auditors and the Funds' other service providers.

        2. INVESTIGATION. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Funds' independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

        3. FUNDING. Be provided with appropriate funding by the Funds, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds, (b) compensation to any advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        4. CODE OF ETHICS. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

G.  OTHER RESPONSIBILITIES.

        1. REPORT TO THE BOARD. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

        2. WHISTLEBLOWER PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Funds, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

        3. RISK POLICIES. Discuss policies with respect to risk assessment and risk management.

        4. HIRING POLICIES. If any Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

        5. NECESSARY ACTIVITIES. Perform any other activities consistent with this Charter, the Funds' governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

        6.   MINUTES.  Maintain minutes of its meetings.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------





                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[PREFERRED SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                     For All      With-    For All
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND                        1. TO ELECT SEVEN TRUSTEES.        Nominees     hold     Except
                                                                     (Item 1(d) of Notice)
Mark box at right if an address change or comment has been  [ ]                                        [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) DOUGLAS A. HACKER
                                                                      (02) JOHN J. NEUHAUSER
                                                                      (03) PATRICK J. SIMPSON
                                                                      (04) THOMAS E. STITZEL
                                                                      (05) THOMAS C. THEOBALD
                                                                      (06) ANNE-LEE VERVILLE
                                                                      (07) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will
                                                                      be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy  Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

[COMMON SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                                                      For All      With-    For All
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND                        1. TO ELECT FIVE TRUSTEES.          Nominees     hold     Except
                                                                     (Item 1(d) of Notice)
Mark box at right if an address change or comment has been [ ]                                          [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) JOHN J. NEUHAUSER
                                                                      (02) PATRICK J. SIMPSON
                                                                      (03) THOMAS C. THEOBALD
                                                                      (04) ANNE-LEE VERVILLE
                                                                      (05) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will
                                                                      be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------





                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[COMMON SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                                                    For All      With-    For All
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                         1. TO ELECT FIVE TRUSTEES.        Nominees     hold     Except
                                                                     (Item 1(b) of Notice)
Mark box at right if an address change or comment has been   [ ]                                       [ ]        [ ]       [ ]
noted on the reverse side of this card                                (01) WILLIAM E. MAYER
                                                                      (02) JOHN J. NEUHAUSER
                                                                      (03) PATRICK J. SIMPSON
                                                                      (04) THOMAS C. THEOBALD
                                                                      (05) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy  Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

[PREFERRED SHARES]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                                                   For All       With-    For All
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                         1. TO ELECT SEVEN TRUSTEES.      Nominees      hold     Except
                                                                     (Item 1(b)of Notice)
Mark box at right if an address change or comment has been  [ ]                                      [ ]          [ ]       [ ]
noted on the reverse side of this card                                (01) DOUGLAS A. HACKER
                                                                      (02) WILLIAM E. MAYER
                                                                      (03) JOHN J. NEUHAUSER
                                                                      (04) PATRICK J. SIMPSON
                                                                      (05) THOMAS E. STITZEL
                                                                      (06) THOMAS C. THEOBALD
                                                                      (07) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                      (Series T Shares and Series W Shares)

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[COMMON SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                      For All      With-    For All
COLONIAL HIGH INCOME MUNICIPAL TRUST                              1. TO ELECT FIVE TRUSTEES.          Nominees     hold     Except
                                                                     (Item 1(a) of Notice)
Mark box at right if an address change or comment has been  [ ]                                         [ ]         [ ]       [ ]
noted on the reverse side of this card
                                                                      (01) WILLIAM E. MAYER
                                                                      (02) CHARLES R. NELSON
                                                                      (03) PATRICK J. SIMPSON
                                                                      (04) THOMAS C. THEOBALD
                                                                      (05) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________


[PREFERRED SHARES]


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                                                                                      For All      With-    For All
COLONIAL HIGH INCOME MUNICIPAL TRUST                              1. TO ELECT SEVEN TRUSTEES.         Nominees     hold     Except
                                                                     (Item 1(a) of Notice)
Mark box at right if an address change or comment has been  [ ]                                         [  ]       [ ]       [ ]
noted on the reverse side of this card                                (01) DOUGLAS A. HACKER
                                                                      (02) WILLIAM E. MAYER
                                                                      (03) CHARLES R. NELSON
                                                                      (04) PATRICK J. SIMPSON
                                                                      (05) THOMAS E. STITZEL
                                                                      (06) THOMAS C. THEOBALD
                                                                      (07) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                     COLONIAL INTERMEDIATE HIGH INCOME FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                     For All      With-    For All
COLONIAL INTERMEDIATE HIGH INCOME FUND                            1. TO ELECT FIVE TRUSTEES.         Nominees     hold     Except
                                                                     (Item 1(h) of Notice)
Mark box at right if an address change or comment has been  [ ]                                        [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) PATRICK J. SIMPSON
                                                                      (02) THOMAS E. STITZEL
                                                                      (03) THOMAS C. THEOBALD
                                                                      (04) ANNE-LEE VERVILLE
                                                                      (05) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                       COLONIAL INTERMARKET INCOME TRUST I

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermarket Income Trust I to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                     For All      With-    For All
COLONIAL INTERMARKET INCOME TRUST I                               1. TO ELECT FOUR TRUSTEES.         Nominees     hold     Except
                                                                     (Item 1(c) of Notice)
Mark box at right if an address change or comment has been  [ ]                                        [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) JOHN J. NEUHAUSER
                                                                      (02) PATRICK J. SIMPSON
                                                                      (03) THOMAS C. THEOBALD
                                                                      (04) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                        COLONIAL INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------




                         COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------
-------------------------------------     -------------------------------------

[PREFERRED SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                     For All      With-    For All
COLONIAL INSURED MUNICIPAL FUND                                   1. TO ELECT SEVEN TRUSTEES.        Nominees     hold     Except
                                                                     (Item 1(e) of Notice)
Mark box at right if an address change or comment has been  [ ]                                        [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) DOUGLAS A. HACKER
                                                                      (02) JOHN J. NEUHAUSER
                                                                      (03) PATRICK J. SIMPSON
                                                                      (04) THOMAS E. STITZEL
                                                                      (05) THOMAS C. THEOBALD
                                                                      (06) ANNE-LEE VERVILLE
                                                                      (07) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy  Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

[COMMON SHARES]


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                                                                     For All      With-    For All
COLONIAL INSURED MUNICIPAL FUND                                   1. TO ELECT FIVE TRUSTEES.         Nominees     hold     Except
                                                                     (Item 1(e) of Notice)
Mark box at right if an address change or comment has been  [ ]                                        [ ]         [ ]       [ ]
noted on the reverse side of this card                                (01) JOHN J. NEUHAUSER
                                                                      (02) PATRICK J. SIMPSON
                                                                      (03) THOMAS C. THEOBALD
                                                                      (04) ANNE-LEE VERVILLE
                                                                      (05) RICHARD L. WOOLWORTH

                                                                      Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line
                                                                      through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                  2. IN THEIR DISCRETION, UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE
                                                                  THE MEETING.

                                                                  Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here ___________________________

Co-owner sign here ______________________________

                         COLONIAL MUNICIPAL INCOME TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

---------------------------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
---------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------





                         COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

---------------------------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
---------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

[COMMON SHARES]

------
  X    PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------


                                                                                                      For All      With-     For All
COLONIAL MUNICIPAL INCOME TRUST                                       1. TO ELECT FIVE TRUSTEES.      Nominees     hold      Except
                                                                         (Item 1(g) of Notice)
Mark box at right if an address change or comment has been   [  ]                                       [  ]       [  ]       [  ]
noted on the reverse side of this card                                   (01) RICHARD W. LOWRY
                                                                         (02) JOHN J. NEUHAUSER
                                                                         (03) PATRICK J. SIMPSON
                                                                         (04) THOMAS C. THEOBALD
                                                                         (05) RICHARD L. WOOLWORTH

                                                                         Instruction: To withhold authority to vote for any
                                                                         individual nominee, mark the "For all except" box and
                                                                         strike a line through the name(s) of the nominee(s). Your
                                                                         shares will be voted for the remaining nominee(s).

                                                                      2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                         PROPERLY COME BEFORE THE MEETING.


                                                                       Please sign exactly as name(s) appear(s) hereon. Joint
                                                                       owners should each sign personally. When signing as
                                                                       attorney, executor, administrator, trustee or guardian,
                                                                       please give full title as such. If a corporation, please
                                                                       sign in corporate name by President or other authorized
                                                                       officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________


[PREFERED SHARES]

------
  X    PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

                                                                                                      For All      With-     For All
COLONIAL MUNICIPAL INCOME TRUST                                       1. TO ELECT SEVEN TRUSTEES.     Nominees     hold       Except
                                                                         (Item 1(g) of Notice)
Mark box at right if an address change or comment has been   [  ]                                       [  ]       [  ]       [  ]
noted on the reverse side of this card                                   (01) DOUGLAS A. HACKER
                                                                         (02) RICHARD W. LOWRY
                                                                         (03) JOHN J. NEUHAUSER
                                                                         (04) PATRICK J. SIMPSON
                                                                         (05) THOMAS E. STITZEL
                                                                         (06) THOMAS C. THEOBALD
                                                                         (07) RICHARD L. WOOLWORTH

                                                                         Instruction: To withhold authority to vote for any
                                                                         individual nominee, mark the "For all except" box and
                                                                         strike a line through the name(s) of the nominee(s). Your
                                                                         shares will be voted for the remaining nominee(s).


                                                                      2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                         PROPERLY COME BEFORE THE MEETING.


                                                                       Please sign exactly as name(s) appear(s) hereon. Joint
                                                                       owners should each sign personally. When signing as
                                                                       attorney, executor, administrator, trustee or guardian,
                                                                       please give full title as such. If a corporation, please
                                                                       sign in corporate name by President or other authorized
                                                                       officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------------------------
       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------





                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, David S. Rozenson and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 26, 2004, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

---------------------------------------------------------------------------------------------------
       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
---------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

---------------------------------------------        ----------------------------------------------

[PREFERRED SHARES]

------
  X    PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

                                                                                                      For All      With-     For All
COLONIAL NEW YORK INSURED MUNICIPAL FUND                              1. TO ELECT SEVEN TRUSTEES.     Nominees     hold      Except
                                                                         (Item 1(f) of Notice)
Mark box at right if an address change or comment has been    [  ]                                      [  ]       [  ]       [  ]
noted on the reverse side of this card                                   (01) DOUGLAS A. HACKER
                                                                         (02) JOHN J. NEUHAUSER
                                                                         (03) PATRICK J. SIMPSON
                                                                         (04) THOMAS E. STITZEL
                                                                         (05) THOMAS C. THEOBALD
                                                                         (06) ANNE-LEE VERVILLE
                                                                         (07) RICHARD L. WOOLWORTH

                                                                         Instruction: To withhold authority to vote for any
                                                                         individual nominee, mark the "For all except" box and
                                                                         strike a line through the name(s) of the nominee(s). Your
                                                                         shares will be voted for the remaining nominee(s).

                                                                      2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                         PROPERLY COME BEFORE THE MEETING.

                                                                      Please sign exactly as name(s) appear(s) hereon. Joint
                                                                      owners should each sign personally. When signing as
                                                                      attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in corporate name by President or other authorized
                                                                      officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________


[COMMON SHARES]

------
  X    PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

                                                                                                       For All     With-     For All
COLONIAL NEW YORK INSURED MUNICIPAL FUND                              1. TO ELECT FIVE TRUSTEES.      Nominees      hold     Except
                                                                         (Item 1(f) of Notice)
Mark box at right if an address change or comment has been    [  ]                                      [  ]       [  ]       [  ]
noted on the reverse side of this card                                   (01) JOHN J. NEUHAUSER
                                                                         (02) PATRICK J. SIMPSON
                                                                         (03) THOMAS C. THEOBALD
                                                                         (04) ANNE-LEE VERVILLE
                                                                         (05) RICHARD L. WOOLWORTH

                                                                         Instruction: To withhold authority to vote for any
                                                                         individual nominee, mark the "For all except" box and
                                                                         strike a line through the name(s) of the nominee(s). Your
                                                                         shares will be voted for the remaining nominee(s).

                                                                      2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                         PROPERLY COME BEFORE THE MEETING.

                                                                      Please sign exactly as name(s) appear(s) hereon. Joint
                                                                      owners should each sign personally. When signing as
                                                                      attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in corporate name by President or other authorized
                                                                      officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________
